Mast HedgeIndex Corporate Arbitrage ETF

(Ticker: HXA)

Mast HedgeIndex Adaptive Equities ETF

(Ticker: HXE)

Mast HedgeIndex Strategic Commodities ETF

(Ticker: HXC)

Each a series of Investment Managers Series Trust III (the “Trust”)

Supplement dated September 4, 2026, to the currently effective

Prospectus dated August 18, 2026.

Effective immediately, under the heading entitled “More About the Funds’ Principal Investment Objectives, Principal Investment Strategies and Risks” of the Prospectus, the following paragraph is added to the Principal Investment Strategies sections for each of the Mast HedgeIndex Corporate Arbitrage ETF, Mast HedgeIndex Adaptive Equities ETF, and Mast HedgeIndex Strategic Commodities ETF (each, a “Fund”):

For defensive purposes, due to abnormal market conditions or economic situations as determined by the Advisor, the Fund may invest up to 100% of its total assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the Fund’s principal investment strategies and might prevent the Fund from achieving its goal.

Please file this Supplement with your records.